SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.   20549


                                  FORM 8-K

                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported) July 28, 1997
                                                 -----------------------

                     Princeton National Bancorp, Inc.
   ----------------------------------------------------------------------
           (Exact name of registrant as specified in its charter)


                                  Delaware
   ----------------------------------------------------------------------
               (State or other jurisdiction of incorporation)


             0-20050                          36-3210283
   --------------------------------      --------------------------------
        (Commission File Number)      (IRS Employer Identification No.)


   606 South Main Street
   Princeton, Illinois                                    61356
   ----------------------------------------------------------------------
   (Address of Principal Executive Offices)            (Zip Code)


   Registrant's telephone number, including area code   (815) 875-4444
                                                  ----------------------






                     Exhibit Index is located on page 4.






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   ITEM 5.   OTHER EVENTS

        On July 28, 1997, the Registrant issued a press release relating to the implementation of a stock repurchase program whereby the Registrant may repurchase from time to time up to 3% of its outstanding shares of common stock in the open market or in private transactions over the next twelve months. For information regarding the stock repurchase program, reference is made to the press release dated July 28, 1997, which is attached hereto as Exhibit 99 and incorporated herein by reference.

   ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
             EXHIBITS

             (c)  Exhibits:

                  Exhibit 99     July 28, 1997 Press Release




































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                                 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 PRINCETON NATIONAL BANCORP, INC.
                                           (Registrant)


                                 By:  /s/ Tony J. Sorcic
                                    -------------------------------------
                                      Tony J. Sorcic, President and
                                         Chief Executive Officer



   Dated:    July 31, 1997


































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                                EXHIBIT INDEX


   Number                        Description
   ------                        -----------

     99                     July 28, 1997 Press Release














































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